VALIC COMPANY I
Supplement to Prospectus dated October 1, 2007
Global Strategy Fund. In the section titled “About VC I’s Management — Investment Sub-Advisers — Templeton Investment Counsel, LLC,” the disclosure with respect to Matt Nagle is deleted in its entirety. Gary Motyl replaced Mr. Nagle as a secondary portfolio manager effective March 11, 2008. Mr. Motyl is chief investment officer of the Templeton Global Equity Group, president of Templeton Investment Counsel and has been with Templeton Investment Counsel since 1997. Peter Nori will continue to have primary day-to-day decision-making authority of the equity portion of the Fund and Tina Sadler will continue to serve as a co-secondary portfolio manager.
Date: March 19, 2008